EXHIBIT 99.1


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                        OCCIDENTAL PETROLEUM CORPORATION
     ----------------------------------------------------------------------


                                  Oxy Permian

                       Past Performance & Future Outlook


[OXY LOGO]                                                         June 16, 2004

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                       LOOKING BACK - THE ALTURA PURCHASE
     ----------------------------------------------------------------------

     o    Altura acquired - April 2000

     o    Financial analysts express skepticism

     o    What Oxy said when the purchase
          was announced in March 2000

          o    Why Altura?

          o    What does the deal do for Oxy?

          o    Altura - Production Plan

          o    Altura - Oxy's Production Plan


[OXY LOGO]                                                         June 16, 2004

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                                  WHY ALTURA?
     ----------------------------------------------------------------------

     o Altura fits with Oxy's strategy of focusing on large, long lived assets that have a competitive advantage

     o The acquisition is additive to earnings & cash flow both immediately & in the long term

     o    Creative non-recourse project financing

          o    Credit support from Shell & BP Amoco

          o    No need to issue equity

          o    No need to issue new public debt

          o    Maintains investment grade credit ratings


[OXY LOGO]                                                         June 16, 2004

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                         WHAT DOES THE DEAL DO FOR OXY?
     ----------------------------------------------------------------------

     o    Fits with core strategy of focusing on
          long-lived assets with a competitive
          advantage

          o    Significantly increases the size &        <-- Reserves Increase
               strength of Oil & Gas asset base             ^  Proved
                                                            |  63%
          o    Fits with Oxy's existing Permian Basin
               operations

          o    Gives Oxy a third large core U.S.
               operation (Elk Hills and Hugoton)

     o    Immediately improves earnings &
          cash flow per share

     o    Balance sheet remains strong

          o    Creative financing structure does not
               require issuing new public debt or stock

          o    Low cost of capital

          o    Maintains investment grade credit ratings


[OXY LOGO]                                                         June 16, 2004

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                            ALTURA'S PRODUCTION PLAN
     ----------------------------------------------------------------------

     o    Capital was focused almost exclusively on       <-- Continue to build
          oil production from CO2 floods                      on the strength of
                                                              current CO2
     o    Oil production from non-CO2 flood areas             flooding
          was not funded in the capital program               operations

     o    Significant natural gas opportunities have
          been overlooked                                 <-- Focus on enhancing
                                                              production from
     o    Production decline will be halted by using          non-CO2 floods
          the same methods Oxy is now using in its Permian properties

          o Focus on 50 recently identified exploitation opportunities

               o Includes total reserves of 200 million barrels of proved undeveloped & 280 million barrels of probable & possible


[OXY LOGO]                                                         June 16, 2004

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                         ALTURA - OXY'S PRODUCTION PLAN
     ----------------------------------------------------------------------

     o    Halt Altura's 5% production decline

          o Apply same techniques to Altura properties that have increased Oxy's Permian production

               o 3-D seismic, enhanced drilling technology & creative geological/engineering processing

               o Lean staff that combines global with regional experience

               o Consolidate in key areas within the Permian Basin that have long term potential for earnings & cash flow growth - through sales, swaps and farmouts

     o Improve historical results by $50 million/year through cost reduction & margin improvement


[OXY LOGO]                                                         June 16, 2004

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                               PERFORMANCE REVIEW
     ----------------------------------------------------------------------


                                     [map]


                OXY PERMIAN
               BUSINESS UNIT
                   REVIEW


[OXY LOGO]                                                         June 16, 2004

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                                   OXY PERMIAN
     ----------------------------------------------------------------------


     o    Large resource base

     o    Low decline rate

     o    Significant cash generation

     o    Natural consolidator

     o    EOR experience


[OXY LOGO]                                                         June 16, 2004

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                                PERMIAN OVERVIEW
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     o    Acquired Altura in 2000 for $3.6 billion &
          combined with Oxy's existing Permian
          operations

     o    Year-end 2003 proved reserves of 1.1 billion
          BOE

     o    31% of Oxy's 2003 worldwide production


[OXY LOGO]                                                         June 16, 2004

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                       PERFORMANCE FROM ALTURA ACQUISITION
     ----------------------------------------------------------------------


     Pre-Tax Cash Flow ($ Billions)

          Altura Purchase Price                             $3.6
          Cum. Cash Flow Thru March 2004                    $2.7


     Permian Reserves

                                                            F&D Costs
                                                  Mmboe     per Barrel
                                                  -----     ----------
          Existing Oxy (1/1/00)                      89
          Altura Purchase                           855       $ 4.21
          Cumulative Production                    (224)
          Reserve Additions                         374       $ 3.11
          Divestitures                              (16)
          ----------------------------------------------------------
          Ending Reserves (12/31/03)              1,078


[OXY LOGO]                                                         June 16, 2004

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                             TOTAL PRODUCTION TREND
     ----------------------------------------------------------------------
                                Thousand BOE/Day

       [the following is a tabular representation of graphical materials]


      Month         3-Month Average Total Production
     ------         --------------------------------
     Apr-00                       163.4
     May-00                       163.8
     Jun-00                       163.6
     Jul-00                       162.5
     Aug-00                       162.3
     Sep-00                       161.3
     Oct-00                       162.6
     Nov-00                       163.2
     Dec-00                       163.3
     Jan-01                       161.7
     Feb-01                       159.6
     Mar-01                       159.2
     Apr-01                       159.5
     May-01                       159.5
     Jun-01                       161.5
     Jul-01                       161.9
     Aug-01                       162.5
     Sep-01                       161.0
     Oct-01                       161.7
     Nov-01                       162.9
     Dec-01                       162.6
     Jan-02                       162.7
     Feb-02                       161.3
     Mar-02                       161.8
     Apr-02                       161.6
     May-02                       162.3
     Jun-02                       162.9
     Jul-02                       163.7
     Aug-02                       163.8
     Sep-02                       164.2
     Oct-02                       163.2
     Nov-02                       164.2
     Dec-02                       164.7
     Jan-03                       164.9
     Feb-03                       164.3
     Mar-03                       163.3
     Apr-03                       165.2
     May-03                       168.2
     Jun-03                       172.1
     Jul-03                       173.8
     Aug-03                       174.0
     Sep-03                       173.7
     Oct-03                       173.8
     Nov-03                       173.6
     Dec-03                       174.9
     Jan-04                       176.1
     Feb-04                       176.4
     Mar-04                       176.3


[OXY LOGO]                                                         June 16, 2004

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                          RESERVES & PRODUCTION HISTORY
     ----------------------------------------------------------------------
                                  Million BOE


       [the following is a tabular representation of graphical materials]

                                            1999      2000      2001      2002     2003
                                           ------    ------    ------    ------   ------
     Proved Reserves                           89       968       955     1,013    1,078
     Altura Acquisition                       855
     Cumulative Production Since 1/1/00                  43       102       162      224


[OXY LOGO]                                                         June 16, 2004

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                        OXY PERMIAN MAJOR FIELD LOCATIONS
     ----------------------------------------------------------------------


                                     [map]


[OXY LOGO]                                                         June 16, 2004

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                             TOP PERMIAN OIL FIELDS
     ----------------------------------------------------------------------
                                2002 Production
                               (Million Barrels)


       [the following is a tabular representation of graphical materials]


     Field                    Production
     -----                    ----------
     Wasson (1)                  25.5
     Spraberry Trend Area        24.0
     Slaughter (1)               15.3
     Levelland (1)                9.6
     Seminole (2)                 9.0
     Vacuum (2)                   8.1
     Cowden North (1)             7.3
     Yates (2)                    6.9
     Anton Irish (1)              5.8
     McElroy                      5.2
     Salt Creek (2)               5.2
     Fullerton (2)                5.1
     Kelly-Snyder                 4.8
     Goldsmith (1)                4.1
     Robertson North (1)          3.9
     Dollarhide (1)               3.0
     Hobbs (1)                    2.7
     Foster (1)                   2.6
     Cedar Lake (1)               2.5
     Watson 72                    1.6
     Eunice Monument (2)          1.1


     (1)  Significant OXY Operated Presence
     (2)  OXY Non-Operated Holdings


          Source: Energy Information Administration 2002 Annual Report


[OXY LOGO]                                                         June 16, 2004

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                          TOP 10 PERMIAN OIL PRODUCERS
     ----------------------------------------------------------------------
                         2003 Gross Operated Production
                             (Thousand Barrels/Day)


       [the following is a tabular representation of graphical materials]


     Stock Symbol        Gross Operated Production
     ------------        -------------------------
          OXY                       177
          CVX                        67
          XOM                        53
          KMI                        39
          AHC                        30
          PXD                        23
          APA                        20
          COP                        19
          UCL                        19
          DVN                        17


     Oxy Permian

          CO2 Flood      50%
          Waterflood     40%
          Primary        10%


                Production Sources: RRC of Texas, New Mexico OCD

[OXY LOGO]                                                         June 16, 2004

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                                  MAJOR FIELDS
                          2003 Proven Reserves in Mmboe
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                                   Proved
          Existing Oil Fields       Mmboe       % / Total
          -------------------      ------       ---------

          Top 10 Fields               794           74%

          Next 10 Fields              154           14%

          All Others                  130           12%
                                   ------         -----
               Total                1,078          100%


     5 Largest Fields:  Cowden, Hobbs, Levelland, Slaughter & Wasson


[OXY LOGO]                                                         June 16, 2004

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                             OXY PERMIAN FORMATIONS
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
 DEPTH      FORMATION      LITHOLOGY      RECOVERY      THICKNESS     POROSITY     PERM         % OF
 (FT)                                    TECHNIQUE      GROSS/NET        (%)       (MD)     OP RESERVES
------     -----------     ---------     ---------     ----------     --------     ----     -----------
 4,400     Grayburg        Dolo/Silt         WF         330 / 110        13          7            9

 4,700     San Andres      Dolomite       CO2 & WF      215 / 110        12          7           65

 6,000     Clearfork       Dolomite       WF & CO2     1200 / 120         7          3           16

 7,500     Canyon          Limestone         WF         170 / 85         13          6            4

 8,500     Devonian        Limestone      CO2 & WF      300 / 60         17          3            3
                            & Chert

11,000     Ellenburger     Limestone      Primary      1500 / 250         7          4            3


[OXY LOGO]                                                         June 16, 2004

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OXY PERMIAN OPERATIONS


                                    [photo]


                                                           Wells
                                                           -----

                                                     ~8,600 Producers

                                                     ~6,400 Injectors

                                             Concentrated in Major Properties

                                               Utilize 80-100 workover units


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                                    [photo]


                                                         Drilling
                                                         --------

                                              1,000+ Wells drilled 2000-2003

                                                    Drilled 251 in 2003

                                            Utilize both Horizontal & Vertical
                                                        Technology


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          [photo]                                              [photo]


                    Oil / Gas / Water Production Facilities
                    ---------------------------------------

                             237,000 gross boepd &
                          2.7 MM bwpd (92% water cut)

                 1000+ Facilities, ~10,000 miles of flow lines


          [photo]                                              [photo]


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                                    [photo]



                                               Gas Processing Operations
                                               -------------------------

                                         6 Gas Processing / CO2 Removal Plants
                                            Provide Critical Infrastructure


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                                 COST MANAGEMENT
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          o    Active pursuit of low coast power:
               -    Size provides advantage
               -    Unit cost advantaged to most producers

          o    Focus on reliability to reduce repairs:
               -    30% fewer failures of beam wells
                    over last five years
               -    Run life of submersible pumps >4.5 years

          o    Active supply chain management effort


[OXY LOGO]                                                         June 16, 2004

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                            POSITION AS CONSOLIDATOR
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                                                $MM Cost       $ / BOE
                                                --------       -------
          Acquisitions

               2001                                 11           2.71

               2002                                 73           1.36

               2003                                317           3.08


[OXY LOGO]                                                         June 16, 2004

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                                CO2 - BRAVO DOME
     ----------------------------------------------------------------------


     o    Acquired late 2000 in trade
          with BP

     o    Allows Oxy to reduce CO2
          costs and develop supply                   [graphic]

     o    210 MMCF per day

     o    Recent investments to
          reduce decline


[OXY LOGO]                                                         June 16, 2004

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                              OXY PERMIAN PIPELINE
     ----------------------------------------------------------------------


                                        o    Purchased early 2004

                                        o    Transports 3rd party &
               [map]                         equity volumes

                                        o    Maintain reasonable
                                             transportation cost

                                        o    Flexible market access


[OXY LOGO]                                                         June 16, 2004

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                                  2004 PROJECTS
     ----------------------------------------------------------------------


     o    Capital spending in the
          $200 MM range

     o    Four CO2 Floods                         [map]

     o    225 wells

     o    Plant projects at Mallet
          & Wasson


[OXY LOGO]                                                         June 16, 2004

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                        EXAMPLE PROJECT: HOBBS CO2 FLOOD
     ----------------------------------------------------------------------


                                     [photo]


[OXY LOGO]                                                         June 16, 2004

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                                NORTH HOBBS UNIT
     ----------------------------------------------------------------------


     Construction Scope
     ------------------

     50 MMCFD Gas Reinjection Facility

     340,000 BWPD Water Reinjection Facility

     3 Tank Batteries                                  [graphic]

     280,000 feet of Piping


     Phase I Project Costs thru 2003
     -------------------------------

     Surface Facility - $55 mm gross

     Develop 20 Patterns - $23 mm gross


[OXY LOGO]                                                         June 16, 2004

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                     2004 EXPLOITATION/EXPLORATION PROGRAMS
     ----------------------------------------------------------------------


                                     [map]


[OXY LOGO]                                                         June 16, 2004

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                                  FUTURE FOCUS
     ----------------------------------------------------------------------


          o    Continue development & exploitation drilling

          o    Implement CO2 project inventory

          o    Utilize critical mass for cost efficiency

          o    Leverage technology for recovery enhancement

          o    Selective property acquisitions & consolidation


[OXY LOGO]                                                         June 16, 2004

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                                     SUMMARY
     ----------------------------------------------------------------------


          o Altura acquisition successful - Approaching payout and continue to grow Permian reserve base

          o Assets produce stady stream of production & cash

          o    Size & scope gives Oxy advantage

          o To date successful in attracting consolidation & acquisition opportunities


[OXY LOGO]                                                         June 16, 2004

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                        OCCIDENTAL PETROLEUM CORPORATION
     ----------------------------------------------------------------------


          Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand considerations, for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.


[OXY LOGO]                                                         June 16, 2004

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